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                                                                    EXHIBIT 10.1

                           UNITED STATES OF AMERICA

                                    BEFORE

             THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

                               WASHINGTON, D.C.




----------------------------------------
  Written Agreement by and between      )
                                        )
  BAY VIEW CAPITAL CORPORATION          )
  San Mateo, California                 )
                                        )           Docket No.
  and                                   )           OO-018-WA/RB-HC
                                        )
  FEDERAL RESERVE BANK OF SAN FRANCISCO )
  San Francisco, California             )
                                        )
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          WHEREAS, in recognition of their common goal to restore and maintain the financial soundness of Bay View Capital Corporation, San Mateo, California ("Bay View"), a registered bank holding company, Bay View and the Federal Reserve Bank of San Francisco, San Francisco, California, (the "Reserve Bank") have mutually agreed to enter into this Written Agreement (the "Agreement"); and

          WHEREAS, on September 28, 2000, the Board of Directors of Bay View, by unanimous written consent, adopted a resolution:

                  (1) authorizing and directing Edward H Sondker to enter
                                                ----------------
 into this Agreement on behalf of Bay View and consenting to compliance by the Board of Directors of Bay View and Bay View's institution-affiliated parties, as defined by sections 3(u) Andy 8(b)(3) of the Federal Deposit Insurance Act, as amended (the "FDI Act") (12 U.S.C. 1813(u) and 1818(b)(3)), with each and every provision of this Agreement; and

                  (2) waiving any and all rights that Bay View may have pursuant to section 8 of the FDI Act ( 12 U.S.C. 1818): to a hearing for the purpose of taking evidence on any matters set forth in this Agreement; to judicial review of this Agreement; and to challenge or contest, in any manner, the basis, issuance, validity, terms, effectiveness or enforceability of this Agreement or any provision hereof.
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          NOW, THEREFORE, the Reserve Bank and Bay View agree as follows:
Dividends

          1. Bay View shall not declare or pay any cash or stock dividends or make any interest payments on its trust preferred stock without the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation, Board of Governors of the Federal Reserve System (the "Director"). Requests for approval shall be received at least thirty (30) days prior to the proposed date for declaration of dividends. The request for approval shall contain, but not be limited to:

    (a) information on consolidated earnings for the most recent annual period and the last quarter;

    (b) current and projected information on earnings, cash flow, capital levels and asset quality;

    (c) a review of the capacity of Bay View's operating cash flow to accommodate any proposed dividend payment; specifically, whether the proposed dividend payment is covered by Bay View's operating earnings and is consistent with the Board of Governors of the Federal Reserve System (the "Board of Governors") Policy Statement, dated November 14, 1985, concerning the payment of cash dividends by bank holding companies;

    (d) a determination that the dividend payment will not place undue pressure on the capital resources and the liquidity of the Bay View Bank, San Mateo, California (the "Bank"); and

    (e) such other matters as the Reserve Bank or the Director may require.

    Capital Adequacy

          2. Within sixty (60) days of this Agreement, Bay View shall submit to the Reserve Bank an acceptable plan to maintain an adequate capital position for the consolidated organization. The plan shall, at a minimum, take into account and consider:

               (a) The current and future capital requirements of the consolidated organization, particularly in view of :

                    (i)  the volume of adversely classified assets at the Bank;
                         and

                    (ii) risk profile of the Bank's asset and liability
                         structure;

               (b) the requirements of the Capital Adequacy guidelines for Bank Holding Companies: Risk-Based Measure and Tier 1 Leverage Measure, Appendices A and D of Regulation Y of the Board of Governors (12 C.F.R. Part 225, App. A and D);

                                       2
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          (c)  the adequacy of the Bank's loan loss reserves and its effects on the consolidated financial condition of Bay View, including, but not limited to:

               (i) the methodology used by Bay View to ensure that the funding by the Bank of such reserves is at a level sufficient to address its criticized and classified assets;

               (ii)  the adequacy of the Bank's internal loan review program;

               (iii) the volume of assets criticized and classified by federal or state examiners or through internal means;

               (iv) the steps that Bay View takes, or will take, to address deficiencies in the Bank's loan loss reserves during the quarter that a deficiency is recognized; and

               (v) the maintenance of written documentation by the board of directors of Bay View indicating the factors considered and the conclusions reached by the board in determining the adequacy of the Bank's loan loss reserves and the sufficiency of the methodology used by the Bank to set such reserves;

          (d) the anticipated levels of earnings at the Bank, with particular attention to maintaining an adequate loan loss reserve at the Bank;

          (e) the source and timing of additional funds needed to fulfill all current and future capital needs of the Bank and the consolidated organization;

          (f)  Federal supervisory requests for additional capital;

          (g) a methodology for the internal measurement of capital adequacy, which incorporates, at a minimum, target capital levels, the risk profile and portfolio mix, growth strategies, competitive influences, market valuations and dividend parameters of the Bank and Bay View;

          (h) the development of procedures for monitoring on a monthly basis the capital adequacy of the Bank and the consolidated organization; and

          (i) the responsibility of Bay View to act as a source of strength to the Bank and, in connection therewith, to use its assets to provide whatever capital support to the Bank as may be required by the Reserve Bank in a manner consistent with the Board of Governors Policy Statement on the responsibilities of bank holding companies to act as a source of strength to their bank subsidiaries, dated April 24, 1987.

     3. Bay View shall take all actions necessary to ensure that the Bank takes all action required of it under the Bank's Capital Plan.

                                       3
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Debt and Stock Redemption
     4. (a) Bay View shall not incur any debt including, but not limited to, increasing the principal balance of any category of its indebtedness for monies borrowed above the levels outstanding as of June 30,2000, without the prior written approval of the Reserve Bank. The requirements of this paragraph shall not apply to accrued interest, the rollover or capitalization of interest or to obligations incurred in the ordinary course of business, including, but not limited to, trade receivables and accrued wages and taxes.

          (b) All requests for prior written approval shall contain at a minimum, a statement regarding the purpose of the debt or increase, its terms and the planned sources for debt repayment and an analysis of the cash flow resources available to meet such debt repayment.

     5. Bay View shall not redeem any stock without the prior written approval of the Reserve Bank.

Debt Service Plan
     6. On or before October 31, 2000, Bay View shall submit to the Reserve Bank an acceptable plan for the 4th quarter of 2000 to service its outstanding debt without incurring any additional debt, or disadvantaging the Bank. Further, within ninety (90) days of this Written Agreement, Bay View shall submit to the Reserve Bank an acceptable plan for the year 2001 and beyond, as needed, to service its outstanding debt without incurring any additional debt, or disadvantaging the bank. The plans shall, at a minimum, specifically address and consider:

          (a) reductions in outstanding debt and periodic payments of principal and interest;

          (b)  Bay View's cash flow projections;

          (c) the Bank's anticipate earnings, asset growth, capital, and dividend projections;

          (d) alternative sources of funds to be used to make all necessary debt reductions;

          (e)  appropriate financial projections; and

          (f) the actions Bay View will take to maintain compliance with the terms of its debt agreements.

Cash Flow Projections
          7. Within forty-five (45) days of this Agreement, Bay View shall submit to the Reserve Bank a written statement of Bay View's planned sources and uses of cash for debt retirement, operating expenses, and other purposes for the current fiscal year.

                                       4
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Thereafter, by January 30 of each year after this Agreement, Bay View shall submit to the Reserve Bank such written statement for that fiscal-year.

Violations of Law

     8. (a) Bay View shall immediately take all necessary steps, consistent with sound banking practices, to cause the Bank to eliminate and/or correct the violations of sections 23A and 23B of the Federal Reserve Act (12 U.S.C. 371C and 371c-1) described in the Report of Inspection of Bay View as of June 30,200O.

          (b) Bay View shall not engage, directly or indirectly, in any violation or in any activity resulting in a violation of sections 23A and 23B of the Federal Reserve Act.

          (c) Bay View shall immediately initiate an affirmative compliance program in order to ensure Bay View's and the Bank's full compliance with the provisions of sections 23A and 23B. Pursuant thereto, the management of Bay View shall familiarize itself with the applicable provisions of sections 23A and 23B and this Agreement, and shall consult with the Reserve Bank concerning questions or obligations thereunder.

Board Oversight

     9. (a) Within forty-five (45) days of this Agreement, the board of directors of Bay View shall: (i) conduct and complete a review of the quality, comprehensiveness, uniformity and timeliness of the information provided to the board of directors for the purpose of carrying out its responsibilities; and
(ii) prepare and submit a report and recommendations to the Reserve Bank that details the findings of this review and the actions to be taken to correct any deficiencies noted during the review.

          (b) Bay View's board of directors shall meet at least monthly and comprehensive minutes of all board meetings shall be maintained and retained for subsequent supervisory review.

     10. During the term of this Agreement or as otherwise required by law, Bay View shall comply with the provisions of section 32 of the FDI Act (12 U.S.C. 183 1 i) and Subpart H of Regulation Y of the Board of Governors (12 C.F.R. Part 225, Subpart H), with respect to the appointment of any new directors or the hiring or promotion of any senior executive officers as defined in Regulation 0 of the Board of Governors (12 C.F.R. Part 215).

Review of Plans and Projections
     11. The plans required by paragraphs 2 and 6, hereof, shall be submitted to the Reserve Bank for review and approval. Plans shall be submitted to the Reserve Bank within the time periods set forth in this Agreement. Bay View shall adopt all approved plans within ten (10) days of approval by the Reserve Bank and then shall fully comply with them. During the term of this Agreement, Bay View shall not amend or rescind the approved plans without the prior written approval of the Reserve Bank.

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Monthly Progress Reports
          12. Within thirty (30) days after the end of each calendar month following the date of this Agreement, Bay View shall furnish to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with this Agreement. Such reports may be discontinued when the corrections required by this Agreement has been accomplished and the Reserve Bank releases Bay View from making further reports.

          13. Bay View shall submit to the Reserve Bank a copy of all written progress reports submitted by the Bank to the Office of the Comptroller of the Currency (the "OCC") pursuant to any supervisory agreement or order, entered into between the Bank and the OCC.

Communications

          14.  All communications regarding this Agreement shall be sent to:

               (a)      Mr. Philip Ryan
                        Assistant Vice President
                        Federal Reserve Bank of San Francisco
                        101 Market Street
                        San Francisco, CA 94105


               (b)      John R. McKean
                        Chairman of the Board
                        Bay View Capital Corporation
                        1840 Gateway Drive
                        San Mateo, California 94404-2467


 Miscellaneous
          15. Notwithstanding any provision of this Agreement to the contrary, the Reserve Bank may in its discretion, grant written extensions of time to Bay View to comply with any provision of this Agreement.

          16. The provisions of this Agreement shall be binding upon Bay View and its successors and assigns. It is understood that any institution-affiliated party of Bay View that takes action, fails to take action, or otherwise causes Bay View to violate or fail to comply with any provision of this Agreement could be subject to further action under Section 8 of the FDI Act.

          17. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated or suspended by the Reserve Bank.

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          18.  Each provision of this Agreement shall not bar, estop, or otherwise prevent the Board of Governors of any other federal or state agency from taking any other action affecting Bay View of any of their current and former institution-affiliated parties and their successors and assigns.

          19.  This Agreement is a "written agreement" for the purposes of section 8 of the FDI Act (12 U.S.C. 1818).


               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the 29 day of September, 2000.


Bay View Capital Corporation               Federal Reserve Bank of San Francisco



By: /s/ Edward H. Sondker                  By: /s/ Philip Ryan
   -------------------------                  ----------------------------

                                       7
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          The undersigned directors of Bay View individually acknowledge reading the foregoing Agreement and approve of the consent thereto by Bay View.

/s/ John R. McKean                            /s/ Paula R. Collins
---------------------------------            --------------------------------
John R. McKean                               Paula R. Collins


/s/ Thomas M. Foster                          /s/ Robert M. Greber
---------------------------------            --------------------------------
Thomas M. Foster                             Robert M. Greber


/s/ Edward H. Sondker                         /s/ Blake W. Winchell
---------------------------------            --------------------------------
Edward H. Sondker                            Blake W. Winchell

                                       8
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          The undersigned directors of Bay View individually acknowledge reading the foregoing Agreement and approve of the consent thereto by Bay View.


/s/ John R. McKean
---------------------------------            ________________________________
John R. McKean                               Paula R. Collins


_________________________________            ________________________________
Thomas M. Foster                             Robert M. Greber


_________________________________            ________________________________
Wayne L. Knyal                               George H. Krauss


_________________________________            ________________________________
Edward H. Sondker                            Blake W. Winchell

                                       8
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          The undersigned directors of Bay View individually acknowledge reading the foregoing Agreement and approve of the consent thereto by Bay View.

                                             /s/ Paula R. Collins
_________________________________            --------------------------------
John R. McKean                               Paula R. Collins


_________________________________            ________________________________
Thomas M. Foster                             Robert M. Greber


_________________________________            ________________________________
Wayne L. Knyal                               George H. Krauss


_________________________________            ________________________________
Edward H. Sondker                            Blake W. Winchell

                                       8
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          The undersigned directors of Bay View individually acknowledge reading the foregoing Agreement and approve of the consent thereto by Bay View.


_________________________________            ________________________________
John R. McKean                               Paula R. Collins


/s/ Thomas M. Foster
---------------------------------            ________________________________
Thomas M. Foster                             Robert M. Greber


_________________________________            ________________________________
Wayne L. Knyal                               George H. Krauss



_________________________________            ________________________________
Edward H. Sondker                            Blake W. Winchell
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          The undersigned directors of Bay View individually acknowledge reading the foregoing Agreement and approve of the consent thereto by Bay View.


_________________________________            ________________________________
John R. McKean                               Paula R. Collins


                                             /s/ Robert M. Greber  9/15/00
_________________________________            --------------------------------
Thomas M. Foster                             Robert M. Greber


_________________________________            ________________________________
Wayne L. Knyal                               George H. Krauss



_________________________________            ________________________________
Edward H. Sondker                            Blake W. Winchell
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          The undersigned directors of Bay View individually acknowledge reading the foregoing Agreement and approve of the consent thereto by Bay View.


_________________________________            ________________________________
John R. McKean                               Paula R. Collins


_________________________________            ________________________________
Thomas M. Foster                             Robert M. Greber


_________________________________            ________________________________
Wayne L. Knyal                               George H. Krauss


                                             /s/ Blake W. Winchell
_________________________________            --------------------------------
Edward H. Sondker                            Blake W. Winchell


                                       8